THE MAINSTAY GROUP OF FUNDS

MainStay Common Stock Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund

Supplement dated October 15, 2009 (“Supplement”) to
MainStay Equity Funds Prospectus dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Common Stock Fund, MainStay Mid Cap Value Fund and MainStay S&P 500 Index Fund (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.  MainStay Common Stock Fund

A Supplement to the Prospectus, dated June 29, 2009, announced restructured expense limitations for the Fund and included revised Fee and Expense and Example tables for the Fund.  The tables below hereby are further amended to include the information for the Class R2 shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Class A	Class B	Class C	Class I	Class R2
Management Fees[2]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses[2,4]	1.04%	0.14%	1.04%	1.04%	0.14%	0.24%
Acquired (Underlying) Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[6]	1.88%	0.98%	2.63%	2.63%	0.73%	1.08%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[6]	1.86%	0.96%	2.61%	2.61%	0.71%	1.06%
1
The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.550% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion and 0.500% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fee. This increase in the Fund's management fee was offset by an equivalent decrease in the Fund's "Other Expenses," resulting in no net increase in the Fund's "Total Annual Fund Operating Expenses." Expense information in the table has been restated to reflect current fees.

2
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3
"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R2 shares include shareholder service fees of 0.10%.

4
In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

1
Effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages of average daily net assets:  Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%.  These voluntary waivers or reimbursements may be discontinued at any time.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62% and Class R2, 0.97%. Prior to April 1, 2008, New York Life Investments had a similar written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. Prior to April 1, 2008, New York Life Investments had a similar written expense limitation agreement that set the expense limit for Class R2 shares at 0.97%. The limitations for the other share classes were the same as in the April 1, 2008 agreement.  The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R2
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period
1 Year	$730	$644	$266	$766	$266	$366	$75	$110
3 Years	$1,108	$845	$817	$1,117	$817	$817	$233	$343
5 Years	$1,510	$1,062	$1,395	$1,595	$1,395	$1,395	$406	$595
10 Years	$2,630	$1,685	$2,782	$2,782	$2,964	$2,964	$906	$1,317
*  The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

2.  MainStay Mid Cap Value Fund

The Example table found on page 61 of the Fund’s Prospectus is amended to correct certain information regarding Class B shares.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period
1 Year	$685	$675	$218	$718	$218	$318	$80	$90	$115
3 Years	$997	$961	$692	$992	$692	$692	$281	$330	$425
5 Years	$1,331	$1,269	$1,192	$1,392	$1,192	$1,192	$500	$589	$757
10 Years	$2,272	$2,139	$2,391	$2,391	$2,568	$2,568	$1,129	$1,331	$1,698
*  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

3.  MainStay S&P 500 Index Fund

A Supplement to the Prospectus, dated June 29, 2009, announced restructured expense limitations for the Fund and included revised Fee and Expense and Example tables for the Fund.  The table below hereby is further amended to correct certain information regarding the Investor Class and Class A shares of the Fund.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class I
Expenses After
1 Year	$400	$359	$36
3 Years	$672	$547	$176
5 Years	$965	$751	$328
10 Years	$1,796	$1,337	$771
*
The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year, but does not take into account the voluntary waiver.

Except as modified herein, the June 29, 2009 Supplement remains in effect.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.